UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 11, 2014 (April 9, 2014)

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150 Herndon, VA		20170
(Address of principal executive offices)		(Zip Code)

(703) 902-2800

(Registrant’s telephone number, including area code)

PTGI HOLDING, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 18, 2014, our Board of Directors approved changing our name from PTGi Holding, Inc. to HC2 Holdings, Inc. On April 9, 2014, the name change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of our wholly owned subsidiary, HC2 Name Change, Inc., into us (the “Merger”).

A copy of the Certificate of Ownership and Merger that was filed with the Secretary of State of the State of Delaware with respect to the Merger is attached hereto as Exhibit 3.1.

In addition, the ticker symbol will be changed from “PTGI” to “HCHC.” We expect the symbol change will be effective on or around April 14, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Ownership and Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 HOLDINGS, INC.

Dated: April 11, 2014	By:	/s/ Andrea L. Mancuso
Andrea L. Mancuso
Acting General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Ownership and Merger